UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 29, 2025

GREENLANE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38875	83-0806637
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4800 N Federal Hwy, Suite B200
Boca Raton FL	33431
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 292-7660

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	GNLN	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.01. Departure of Certain Officers; Appointment of Certain Officers

Departure of CFO

On August 29, 2025, Lana Reeve who had been serving as the Company’s Chief Financial Officer and Chief Legal Officer left the Company. Ms. Reeve’s departure was not due to any disagreement with the Company relating to its operations, policies, or practices.

Appointment of CFO

On August 29, 2025, the Company appointed Vanessa Guzman-Clark, CPA, MBA, MSA as its Chief Financial Officer, effective immediately.

Ms. Guzman-Clark is a seasoned finance executive with more than 20 years of experience leading public and private companies through transformation, mergers and acquisitions, and complex financial restructurings. From January 2019 to November 2021, she served as Chief Financial Officer of Legacy Education Alliance, Inc. She then joined Digital Media Solutions, Inc., where she served as Corporate Controller from December 2021 to April 2023 and as Chief Financial Officer from April 2023 to April 2025. In September 2025, she assumed the role of Chief Financial Officer of the Company. Earlier in her career, Ms. Guzman-Clark worked in audit at PricewaterhouseCoopers and subsequently held senior finance leadership roles across multiple industries, including financial services, education, nonprofit, and consumer products. She has significant expertise in SEC and SOX compliance, ERP transformations, investor relations, and operational realignment. She is a licensed CPA under both US GAAP and IFRS standards, holds dual master’s degrees in Business Administration and Accounting & Financial Management, and is an active member of the AICPA, FICPA, and Financial Executives International.

In connection with her appointment, on September 2, 2025, the Company entered into an employment agreement with Ms. Guzman-Clark that provides for a base salary of $250,000 per year, an annual bonus opportunity equal to 50% of base salary, participation in the Company’s benefit plans, and customary severance protections.

There are no family relationships between Ms. Guzman-Clark and any director or executive officer of the Company, and there are no transactions with her requiring disclosure under Item 404(a) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Employment Agreement with Vanessa Guzman-Clark, dated August 29, 2025
104	Cover Page Interactive Data File

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENLANE HOLDINGS, INC.

Dated: September 5, 2025	By:	/s/ Barbara Sher
Barbara Sher
Chief Executive Officer